EXHIBIT 99.3

	Spectral	Telvantis Voice Services	Pro Forma Adjustments	Notes	Combined Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$426,295	718,998	375,459	(c)	$1,520,752
Restricted cash	21,106				21,106
Accounts receivable, net	1,456,551	51,617,560	(12,436,077)		40,638,034
Accounts receivable from related parties		50,955,227	(49,597,459)	(a)	1,357,768
Contract assets	1,667,579				1,667,579
Prepaid expenses and other current assets	287,237	929,168	(916,469)		299,936
Total current assets	3,858,768	104,220,953	(62,574,546)		45,505,175
Property, plant and equipment, net	143,309				143,309
Intangible assets, net	14,471,425	8,670,975	5,129,025	(a)	28,271,425
Capital work-in-progress	309,713				309,713
Goodwill	4,432,318	1,610,261	28,911,841	(a)	34,954,420
Deferred tax asset		41,607			41,607
Other receivables	425,159	469,721			894,880
Right of use asset	183,097				183,097

Total assets	$23,823,789	115,013,517	(28,533,680)		$110,303,626

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
Accounts payable and accrued expenses	$2,655,257	53,342,121	(21,805,990)		$34,191,388
Accounts payable — related parties		42,727,070	(42,727,070)	(a)
Accrued expenses and other current liabilities	836,087		824,625	(a)	1,660,712
Income taxes payable		651,282	(651,282)	(a)
Related party advances and accruals	94,588				94,588
Loan payable / AR financing facility	10,000	9,412,142	2,930,021	(a)	12,352,163
Contingent consideration	2,300,000		28,305,000	(a)	30,605,000
Contract liabilities	335,196				335,196
Operating lease liability, current portion	64,309				64,309
Other current liabilities		284,076	(284,076)	(a)
Total current liabilities	6,295,437	106,416,691	(33,408,772)		79,303,356
Due to related parties, non-current		7,358,590	(81,672)	(a)	7,276,918
Operating lease liability, net of current portion	118,788				118,788
Deferred tax liability	83,688				83,688
Total liabilities	6,497,913	113,775,281	(33,490,444)		86,782,750

Stockholders' equity (deficit):
Preferred stock, par value $0.0001
Common stock, par value $0.0001	7,609	100	(1,238,086)	(a)	7,759
Common stock to be issued (1,500,000 shares)			150	(a)	150
Additional paid-in capital	53,965,976		6,194,850	(a)	60,160,826
Accumulated deficit	(36,444,640)	1,238,136	(1,238,236)	(a)	(36,444,640)
Accumulated other comprehensive income	18,817				18,817
Total stockholders' equity (deficit)	17,547,762	1,238,236	4,956,764		23,742,762
Non-controlling interest	(221,886)				(221,886)
Total stockholders' equity (deficit)	17,325,876	1,238,236	4,956,764		23,520,876
Total liabilities and stockholders' equity (deficit)	$23,823,789	115,013,517	(28,533,680)		$110,303,626

EXHIBIT 99.3

	Spectral Capital (Nine Months Ended September 30, 2025)	Telvantis Voice Services (Nine Months Ended September 30, 2025)	Pro Forma Adjustments	Notes	Combined Pro Forma

Revenue	$3,139,246	102,293,642			$105,432,888
Revenue, related party		47,383,672			47,383,672
Total revenues	3,139,246	149,677,314			152,816,560
Cost of revenues	2,428,879	105,295,797			107,724,676
Cost of revenues from related parties		44,119,278			44,119,278
Total cost of revenues	2,428,879	149,415,075			151,843,954
Gross profit	710,367	262,239			972,606

Operating expenses:
Selling, general and administrative	2,315,193	1,080,070			3,395,263
Wages and benefits	513,984				513,984
Amortization		846,825	(737,550)	(b)	109,275
Total operating expenses	2,829,177	1,926,895	(737,550)		4,018,522

Income (loss) from operations	(2,118,810)	(1,664,656)	(737,550)		(4,521,016)

Other income (expense):
Interest expense		(744,353)			(744,353)
Other income (expense)	7,566	(372,953)			(365,387)
Total other income (expense), net	7,566	(1,117,306)			(1,109,740)

Income (loss) before income taxes	(2,111,244)	(2,781,962)	(737,550)		(5,630,756)
Provision for income taxes
Net income (loss)	$(2,111,244)	(2,781,962)	(737,550)		$(5,630,756)

Basic and diluted net loss per common share	$(0.03)				$(0.07)
Weighted average shares — basic and diluted	76,094,216		1,500,000	(c)	77,594,216

EXHIBIT 99.3

	Spectral Capital (Year Ended December 31, 2024)	Telvantis Voice Services (Year Ended December 31, 2024)*	Pro Forma Adjustments	Notes	Combined Pro Forma

Revenue		22,172,495			$22,172,495
Revenue, related party		309,238			309,238
Total revenues		22,481,733			22,481,733
Cost of revenues		22,053,041			22,053,041
Cost of revenues from related parties		317,134			317,134
Total cost of revenues		22,370,175			22,370,175
Gross profit		111,558			111,558

Operating expenses:
Selling, general and administrative	2,115,924	1,090,387			3,206,311
Wages and benefits	144,000				144,000
Research and development	745,024				745,024
Amortization		1,129,100	(983,400)	(b)	145,700
Total operating expenses	3,004,948	24,589,662	(983,400)		26,611,210

Income (loss) from operations	(3,004,948)	(2,107,929)	(983,400)		(6,096,277)

Other income (expense):
Extinguishment of debt	(265,596)				(265,596)
Interest expense		(38,020)			(38,020)
Other income (expense)		5,515,193			5,515,193
Total other income (expense), net	(265,596)	5,477,173			5,211,577

Income (loss) before income taxes	(3,270,544)	3,369,244	(983,400)		(884,700)
Provision for income taxes		5,740			5,740
Net income (loss)	$(3,270,544)	3,363,504	(983,400)		$(890,440)

Basic and diluted net loss per common share	$(0.06)				$(0.01)
Weighted average shares — basic and diluted	57,925,034		1,500,000	(c)	59,425,034

EXHIBIT 99.3

SPECTRAL CAPITAL CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Introduction

The following unaudited pro forma condensed combined financial information is presented to illustrate the estimated effects of the acquisition by Spectral Capital Corporation ("Spectral" or the "Company") of 100% of the issued and outstanding equity interests of Telvantis Voice Services, Inc. ("TVS"), completed on December 31, 2025 (the "Acquisition"), pursuant to the Definitive Stock Purchase Agreement dated December 29, 2025.

The Acquisition was completed in exchange for 1,500,000 shares of Spectral common stock at closing, with up to 8,500,000 additional shares issuable upon achievement of specified post-closing performance milestones during fiscal year 2026.

The unaudited pro forma condensed combined balance sheet as of December 31, 2024 gives effect to the Acquisition as if it had been consummated on December 31, 2024. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2024 gives effect to the Acquisition as if it had been consummated on January 1, 2024.

The pro forma financial information was prepared using the acquisition method under ASC 805, Business Combinations, with Spectral as the acquirer. The information is preliminary and subject to revision as valuations are finalized during the measurement period (up to one year). It should be read in conjunction with: (i) the audited carved out combined financial statements of TVS (Exhibit 99.1); (ii) the audited consolidated financial statements of Spectral (Form 10-K, June 23, 2025); and (iii) the notes herein.

Preliminary Purchase Price

The purchase consideration is as follows, based on the closing price of Spectral common stock of $4.13 per share on December 31, 2025:

Closing consideration (1,500,000 shares x $4.13)	$6,195,000
Fair value of contingent earn-out consideration (Note 2)	9,200,000
Total estimated purchase price	$15,395,000

The contingent earn-out has been classified as equity based on management's analysis under ASC 480 and ASC 815-40, as the arrangement provides for a fixed number of shares issuable upon fixed performance conditions indexed to the acquired entity's operations. Accordingly, the earn-out is recorded at its acquisition-date fair value within additional paid-in capital and will not be subsequently remeasured.

EXHIBIT 99.3

Preliminary Purchase Price Allocation

The following table sets forth the preliminary allocation of the purchase price. Historical carrying values have been used as a reasonable approximation of fair value, subject to completion of a formal valuation during the measurement period:

Assets acquired:
Cash and cash equivalents	$47,890
Accounts receivable, net	30,976,263
Other current assets	3,420
Customer relationships (net)	10,321,000
Trade names (net)	1,455,000
Total identifiable assets acquired	$42,803,573

Liabilities assumed:
Accounts payable and accrued expenses	$(30,669,928)
Income taxes payable	(534,081)
Loan payable	(900,000)
Other current liabilities	(1,153)
Due to related parties	(5,978,704)
Total liabilities assumed	$(38,083,866)

Net identifiable assets acquired	$4,719,707
Less: TVS historical goodwill (eliminated)	(1,610,261)
Net identifiable assets excl. historical goodwill	$3,109,446
Total purchase price	15,395,000
Goodwill	$12,285,554

Goodwill represents the expected synergies from integration of TVS's carrier relationships and voice infrastructure with Spectral's technology platform, assembled workforce, and growth opportunities not separately identifiable. None of the goodwill is expected to be deductible for income tax purposes, as the transaction is intended to qualify as a tax-free reorganization under IRC Section 368(a)(1)(B).

EXHIBIT 99.3

SPECTRAL CAPITAL CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF DECEMBER 31, 2024

(Unaudited)

	Spectral (Historical)	TVS (Historical)	Pro Forma Adjustments	Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$107,475	$47,890	$-	$155,365
Accounts receivable, net	-	30,976,263	-	30,976,263
Prepaid and other	6,500	3,420	-	9,920
Total current assets	$113,975	$31,027,573	$-	$31,141,548

Intangible assets, net	-	9,517,800	2,258,200 (a)	11,776,000
Goodwill	-	1,610,261	10,675,293 (b)	12,285,554
Total assets	$113,975	$42,155,634	$12,933,493	$55,203,102

LIABILITIES & EQUITY
Current liabilities:
AP and accrued expenses	$482,461	$30,669,928	$-	$31,152,389
Related party advances	550,700	-	-	550,700
Income taxes payable	-	534,081	-	534,081
Loan payable	-	900,000	-	900,000
Other current liabilities	-	1,153	-	1,153
Total current liabilities	$1,033,161	$32,105,162	$-	$33,138,323

Due to related parties	-	5,978,704	-	5,978,704
Total liabilities	$1,033,161	$38,083,866	$-	$39,117,027

Stockholders' equity:
Preferred stock	$100	-	-	$100
Common stock	6,770	100	50 (c)	6,920
Additional paid-in capital	33,629,226	-	15,394,800 (c)(d)	49,024,026
Retained earnings (deficit)	(34,333,396)	4,071,668	(2,533,437) (e)(f)	(32,795,165)
Non-controlling interest	(221,886)	-	72,080 (g)	(149,806)
Total equity (deficit)	$(919,186)	$4,071,768	$12,933,493	$16,086,075
Total liabilities & equity	$113,975	$42,155,634	$12,933,493	$55,203,102

See accompanying notes to unaudited pro forma condensed combined financial information.

EXHIBIT 99.3

SPECTRAL CAPITAL CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2024

(Unaudited)

	Spectral (Historical)	TVS (Historical)	Pro Forma Adjustments	Pro Forma Combined
Revenues	$-	$22,481,733	$-	$22,481,733
Cost of revenues	-	(22,370,175)	-	(22,370,175)
Gross profit	$-	$111,558	$-	$111,558

Operating expenses:
G&A expenses	(2,618,948)	(715,704)	-	(3,334,652)
Wages and benefits	(386,000)	-	-	(386,000)
Sales and marketing	-	(374,683)	-	(374,683)
Amortization expense	-	(1,129,100)	- (h)	(1,129,100)
Total operating expenses	$(3,004,948)	$(2,219,487)	$-	$(5,224,435)

Loss from operations	$(3,004,948)	$(2,107,929)	$-	$(5,112,877)

Interest expense	(265,596)	(38,020)	-	(303,616)
Other income (expense)	-	5,515,193	-	5,515,193
Total other income (expense)	$(265,596)	$5,477,173	$-	$5,211,577

Income (loss) before taxes	$(3,270,544)	$3,369,244	$-	$98,700
Income tax expense	-	(5,740)	- (i)	(5,740)
Net income (loss)	$(3,270,544)	$3,363,504	$-	$92,960

Pro forma EPS - basic				$0.00
Pro forma EPS - diluted				$0.00
Wtd avg shares - basic				69,199,302
Wtd avg shares - diluted				69,199,302

See accompanying notes to unaudited pro forma condensed combined financial information.

EXHIBIT 99.3

SPECTRAL CAPITAL CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Note 1. Description of the Acquisition

On December 29, 2025, Spectral entered into a Definitive Stock Purchase Agreement with Telvantis, Inc. to acquire 100% of TVS. The Acquisition closed December 31, 2025. At closing, the Company issued 1,500,000 shares of common stock (par value $0.0001). The Purchase Agreement provides for up to 8,500,000 additional shares upon achievement of 2026 revenue and operating profit milestones. The parties intend the transaction to qualify as a tax-free reorganization under IRC Section 368(a)(1)(B).

TVS is a telecommunications services platform specializing in enterprise-grade voice termination, routing, and communications infrastructure, operating through two U.S. subsidiaries: Phonetime, Inc. and Matchcom Telecommunications, Inc.

Note 2. Purchase Price and Contingent Consideration

Closing consideration: 1,500,000 shares x $4.13 (closing price on December 31, 2025) = $6,195,000.

Contingent consideration: The earn-out provides for up to 8,500,000 additional shares based on 2026 milestones: (i) minimum tier of 1,500,000 shares upon $240 million in profitable revenue and $1 million in operating profit; (ii) maximum tier of 8,500,000 shares upon $10 million in operating profit or $665 million in profitable revenue. Management estimated the fair value at $9,200,000 using a probability-weighted scenario analysis:

Scenario	Shares	Value @$4.13	Prob.	Wtd Value	Basis
No milestones met	0	$0	20%	$0	Execution risk
Minimum ($240M / $1M OP)	1,500,000	$6,195,000	55%	$3,407,250	FY25 $250M run rate
Mid-range (~$400M / $5M OP)	5,000,000	$20,650,000	15%	$3,097,500	Revenue acceleration
Maximum ($665M or $10M OP)	8,500,000	$35,105,000	10%	$3,510,500	Aggressive growth
Undiscounted expected value			100%	$10,015,250
Discount (~8%, 12 months)				(815,250)	Time value / risk
Fair value of contingent consideration				$9,200,000

Management's probability estimates reflect the following factors: (i) TVS achieved approximately $250 million in unaudited revenue in FY2025, demonstrating the platform's capacity at the minimum tier; (ii) TVS's January 2026 revenue exceeded total Q1 2025 revenue by approximately 400%, indicating strong momentum; (iii) the voice termination business operates on thin margins (FY2023 gross margin of 3.5%, FY2024 gross margin of 0.5%), making the $10 million operating profit target challenging; (iv) the FY2024 revenue collapse from $215 million to $22.5 million demonstrates the business's vulnerability to financing and counterparty disruptions.

The earn-out has been classified as equity under ASC 815-40, as the arrangement provides for a fixed number of shares issuable upon fixed performance conditions indexed to the acquired entity's operations.

EXHIBIT 99.3

Accordingly, the fair value is recorded within additional paid-in capital at the acquisition date and is not subsequently remeasured.

Note 3. Basis of Presentation

Historical Spectral data is from the audited Form 10-K for FY2024 ($0 revenue, $113,975 total assets, $3,270,544 net loss). Historical TVS data is from the audited carved out combined financial statements for FY2024 ($22.5M revenue, $42.2M total assets, $3.4M net income). Transaction Accounting Adjustments reflect application of ASC 805 as described in Note 4. No Management's Adjustments or Autonomous Entity Adjustments have been included.

Note 4. Pro Forma Adjustments

Balance sheet adjustments:

(a) Reversal of TVS's accumulated amortization ($2,258,200) to restore intangible assets to gross carrying value as part of the fresh-start purchase price allocation. For this preliminary presentation, management has used historical gross carrying values ($11,776,000) as an approximation of acquisition-date fair value. A formal valuation may result in different fair values and revised useful lives.

(b) Elimination of TVS's historical goodwill ($1,610,261) and recognition of new goodwill of $12,285,554, representing the excess of total purchase consideration ($15,395,000) over net identifiable assets excluding historical goodwill ($3,109,446). Net adjustment to goodwill: $12,285,554 - $1,610,261 = $10,675,293.

(c) Issuance of 1,500,000 shares of Spectral common stock at closing: common stock increases by $150 (1,500,000 x $0.0001 par value); additional paid-in capital increases by $6,194,850 ($6,195,000 - $150). Elimination of TVS's historical common stock of $100.

(d) Recognition of contingent earn-out consideration at fair value of $9,200,000 within additional paid-in capital (equity-classified). Total increase to APIC from (c) and (d): $6,194,850 + $9,200,000 = $15,394,850, less elimination of TVS common stock ($100), net $15,394,800 (rounded).

(e) Elimination of TVS's historical retained earnings of $4,071,668 as part of acquisition accounting. Under ASC 805, the acquiree's historical equity is eliminated and replaced by the purchase price allocation.

(f) Estimated transaction costs of $1,538,231 charged to accumulated deficit. These costs represent legal, advisory, and accounting fees directly attributable to the Acquisition, expensed in accordance with ASC 805-10-25-23. These costs are reflected on the pro forma balance sheet but excluded from the pro forma income statement as they are non-recurring.

(g) Reclassification adjustment to non-controlling interest reflecting the impact of the Acquisition on minority positions. Amount subject to finalization.

Income statement adjustments:

(h) No incremental amortization adjustment. For this preliminary presentation, the historical carrying values of TVS's intangible assets have been used as proxies for acquisition-date fair values. If the formal valuation results in a step-up, incremental amortization would be recognized over the remaining useful lives (8 years for customer relationships, 13 years for trade names). Additionally, because the intangible assets are being presented at their gross carrying value in the pro forma balance sheet (adjustment (a)), a conforming adjustment to amortization may be required upon finalization — management has elected to present the historical amortization amount ($1,129,100) as the most representative figure pending completion of the valuation.

EXHIBIT 99.3

(i) No incremental income tax adjustment. Spectral has a full valuation allowance against its deferred tax assets and the transaction is intended to be tax-free under IRC 368(a)(1)(B). The combined entity's tax position will be reassessed as part of the formal purchase accounting. The pro forma combined pre-tax income of $98,700 would generate a theoretical tax expense of approximately $25,900 at a 26.25% blended rate, but given the available net operating loss carryforwards, the effective rate is expected to remain minimal.

Note 5. Pro Forma Earnings Per Share

Pro forma basic and diluted EPS are calculated as follows:

Pro forma net income: $92,960

Pro forma weighted average basic shares: 67,699,302 (Spectral historical) + 1,500,000 (closing shares as if outstanding since January 1, 2024) = 69,199,302

Pro forma basic EPS: $92,960 / 69,199,302 = $0.00 per share

The contingent earn-out shares (up to 8,500,000) have been excluded from diluted EPS because the performance milestones were not satisfied as of December 31, 2024 (TVS FY2024 revenue of $22.5 million was below the $240 million minimum). Under ASC 260-10-45-48, contingently issuable shares are included in diluted EPS only if the conditions would have been met as of the end of the reporting period. Accordingly, basic and diluted EPS are the same.

Note 6. Tax Considerations

The Purchase Agreement provides that the Acquisition is intended to qualify as a tax-free reorganization under IRC Section 368(a)(1)(B). Under this treatment, the tax basis of TVS's assets carries over to Spectral. To the extent GAAP fair values assigned in the purchase price allocation exceed the carryover tax basis (particularly for intangible assets and goodwill), deferred tax liabilities would arise and increase the amount of goodwill recognized. These deferred tax effects have not been reflected in this preliminary pro forma presentation and will be quantified upon completion of the formal purchase price allocation and confirmation of the tax-free reorganization characterization.